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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 29, 1999
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                     Mechanical Technology Incorporated
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           (Exact name of registrant as specified in its charter)


                                 New York
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       (State or other jurisdiction of incorporation or organization)


         0-6890                                      14-1462255
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 (Commission File Number)             (I.R.S. Employer Identification No.)


968 Albany-Shaker Road, Latham, New York                      12110
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 785-2211
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Item 5.   Other Events.

	On March 25, 1999, Mechanical Technology Incorporated ("MTI") and Plug Power,
LLC ("Plug") amended and restated two option agreements for 250,000 and
2,000,000 Plug membership interests, maturing on April 24, 1999 and
June 15, 1999, respectively.  The amendment cancelled the options and Plug granted MTI 2,250,000 Plug membership interests in exchange for the payment of certain "research credits" by MTI.  MTI earned the research credits by assisting
Plug in securing the award of over $20 million in government grants during the period June 1997 through April 1999.  MTI is currently negotiating with
Edison Development Company, a division of DTE Energy, and Plug to determine whether MTI is entitled to any further payments in connection with the research credits.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MECHANICAL TECHNOLOGY INCORPORATED


Date:   March 29, 1999               By:   /s/ Cynthia A. Scheuer
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                                           Cynthia A. Scheuer
                                           Chief Financial Officer